Exhibit 99.1

Avaya Inc.
Consolidated Statements of Operations (Adjusted for ITPS Discontinued Operations)
(Unaudited; in millions)

	Three Months Ended December 31, 2011			Three Months Ended March 31, 2012			Three Months Ended June 30, 2012			Three Months Ended September 30, 2012		
	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations
REVENUE												
Products	$ 749	$ -	$ 749	$ 637	$ -	$ 637	$ 634	$ -	$ 634	$ 652	$ -	$ 652
Services	638	40	598	620	38	582	616	38	578	625	36	589
	1,387	40	1,347	1,257	38	1,219	1,250	38	1,212	1,277	36	1,241
COSTS												
Products:												
Costs (exclusive of amortization of acquired technology intangible assets)	311	-	311	280	-	280	271	-	271	283	-	283
Amortization of acquired technology intangible assets	50	-	50	49	-	49	47	-	47	46	-	46
Services	322	30	292	315	28	287	309	28	281	302	28	274
	683	30	653	644	28	616	627	28	599	631	28	603
GROSS PROFIT	704	10	694	613	10	603	623	10	613	646	8	638
OPERATING EXPENSES												
Selling, general and administrative	433	4	429	414	3	411	405	3	402	378	3	375
Research and development	111	-	111	117	-	117	116	-	116	120	-	120
Amortization of intangible assets	56	(1)	57	56	-	56	57	-	57	57	-	57
Restructuring and impairment charges, net	21		21	90		90	21	-	21	15	-	15
Acquisition-related costs	1	-	1	2	-	2	1	-	1	-	-	-
	622	3	619	679	3	676	600	3	597	570	3	567
OPERATING INCOME (LOSS)	82	7	75	(66)	7	(73)	23	7	16	76	5	71
Interest expense	(109)	-	(109)	(108)	-	(108)	(107)	-	(107)	(107)	-	(107)
Other (expense) income, net	(1)	-	(1)	(12)	-	(12)	6	-	6	(13)	-	(13)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(28)	7	(35)	(186)	7	(193)	(78)	7	(85)	(44)	5	(49)
Benefit from income taxes of continuing operations	2	1	1	24	(5)	29	(88)	(2)	(86)	54	(6)	60
(LOSS) INCOME FROM CONTINUING OPERATIONS	(26)	8	(34)	(162)	2	(164)	(166)	5	(171)	10	(1)	11
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	8	8	-	2	2	-	5	5	-	(1)	(1)
NET (LOSS) INCOME	$ (26)	$ -	$ (26)	$ (162)	$ -	$ (162)	$ (166)	$ -	$ (166)	$ 10	$ -	$ 10

Avaya Inc.
Consolidated Statements of Operations (Adjusted for ITPS Discontinued Operations)
(Unaudited; in millions)

	Three Months Ended December 31, 2012			Three Months Ended March 31, 2013			Three Months Ended June 30, 2013			Three Months Ended September 30, 2013		
	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations	As Previously Reported	Discontinued Operations	Adjusted for Discontinued Operations
REVENUE												
Products	$ 631	$ -	$ 631	$ 529	$ -	$ 529	$ 560	$ -	$ 560	$ 617	$ -	$ 617
Services	609	33	576	589	32	557	590	34	556	583	31	552
	1,240	33	1,207	1,118	32	1,086	1,150	34	1,116	1,200	31	1,169
COSTS												
Products:												
Costs (exclusive of amortization of acquired technology intangible assets)	261	-	261	236	-	236	234	-	234	232	-	232
Amortization of acquired technology intangible assets	22	-	22	14	-	14	13	-	13	14	-	14
Services	291	26	265	282	25	257	276	25	251	273	24	249
	574	26	548	532	25	507	523	25	498	519	24	495
GROSS PROFIT	666	7	659	586	7	579	627	9	618	681	7	674
OPERATING EXPENSES												
Selling, general and administrative	384	3	381	381	2	379	380	1	379	375	3	372
Research and development	118	-	118	113	-	113	112	-	112	102	-	102
Amortization of intangible assets	57	(1)	58	57	-	57	57	-	57	56	-	56
Goodwill impairment	-	-	-	89	89	-	-	-	-	-	-	-
Restructuring and impairment charges, net	84	-	84	18	-	18	63	-	63	35	-	35
Acquistion-related costs	-	-	-	-	-	-	1	-	1	-	-	-
	643	2	641	658	91	567	613	1	612	568	3	565
OPERATING INCOME (LOSS)	23	5	18	(72)	(84)	12	14	8	6	113	4	109
Interest expense	(108)	-	(108)	(116)	-	(116)	(122)	-	(122)	(121)	-	(121)
Loss on extinguishment of debt	(3)	-	(3)	(3)	-	(3)	-	-	-	-	-	-
Other (expense) income, net	(6)	-	(6)	2	-	2	(5)	-	(5)	(5)	-	(5)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(94)	5	(99)	(189)	(84)	(105)	(113)	8	(121)	(13)	4	(17)
Benefit from (provision for) income taxes of continuing operat	9	(1)	10	(3)	4	(7)	3	-	3	36	7	29
LOSS FROM CONTINUING OPERATIONS	(85)	4	(89)	(192)	(80)	(112)	(110)	8	(118)	23	11	12
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	4	4	-	(80)	(80)	-	8	8	-	11	11
NET (LOSS) INCOME	$ (85)	$ -	$ (85)	$ (192)	$ -	$ (192)	$ (110)	$ -	$ (110)	$ 23	$ -	$ 23

As Previously Reported Discontinued Operations Adjusted for Discontinued Operations REVENUE Products 574$ -$ 574$ Services 584 27 557 1,158 27 1,131 COSTS Products: Costs (exclusive of amortization of acquired technology intangible assets) 228 - 228 Amortization of acquired technology intangible assets 14 - 14 Services 271 22 249 513 22 491 GROSS PROFIT 645 5 640 OPERATING EXPENSES Selling, general and administrative 395 2 393 Research and development 95 - 95 Amortization of intangible assets 57 (1) 58 Restructuring charges, net 7 - 7 554 1 553 OPERATING INCOME 91 4 87 Interest expense (119) - (119) Other income, net 1 - 1 LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (27) 4 (31) Provision for income taxes of continuing operations (27) (1) (26) LOSS FROM CONTINUING OPERATIONS (54) 3 (57) INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES - 3 3 NET LOSS (54)$ -$ (54)$ Avaya Inc. Consolidated Statements of Operations (Adjusted for Discontinued Operations) Three Months Ended December 31, 2013 (Unaudited; in millions)

Avaya Inc.
Supplemental Schedule of Non-GAAP Adjusted EBITDA (Adjusted for Discontinued Operations)
(Unaudited; in millions)

	For the Three Months Ended								
	Dec. 31, 2011	Mar. 31, 2012	June 30, 2012	Sept. 30, 2012	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Dec. 31, 2013
Net (loss) income as previously reported	$ (26)	$ (162)	$ (166)	$ 10	$ (85)	$ (192)	$ (110)	$ 23	$ (54)
Discontinued operations	8	2	5	(1)	4	(80)	8	11	3
(Loss) income from continuing operations	(34)	(164)	(171)	11	(89)	(112)	(118)	12	(57)
Interest expense	109	108	107	107	108	116	122	121	119
Interest income	(1)	(1)	(1)	-	(1)	-	(1)	-	-
(Benefit from) provision for income taxes	(1)	(29)	86	(60)	(10)	7	(3)	(29)	26
Depreciation and amortization	144	143	140	138	115	107	110	123	119
EBITDA	217	57	161	196	123	118	110	227	207
Impact of purchase accounting adjustments	-	1	1	1	-	-	1	-	-
Restructuring charges, net	21	90	17	14	84	18	63	35	7
Sponsors' fees	2	2	1	2	2	2	1	2	2
Acquisition-related costs	1	2	1	-	-	-	1	-	-
Integration-related costs	5	3	6	5	4	5	3	3	2
Loss on extinguishment of debt	-	-	-	-	3	3	-	-	-
Third-party fees expensed in connection with the debt modification	-	-	-	-	4	14	-	-	-
Non-cash share-based compensation	3	2	2	1	2	1	4	4	6
Write-down of assets held for sale to net realizable value	-	-	4	1	-	-	-	-	-
Loss (gain) on investments and sale of long-lived assets, net	1	2	-	-	-	-	(1)	-	-
Impairment of long-lived assets	-	-	2	4	-	-	1	-	-
Reversal of contingent liability related to acquisition	-	-	-	(1)	-	-	-	-	-
Venezuela hyperinflationary and devaluation charges	-	-	-	-	-	1	-	-	-
Resolution of legal matters	-	-	-	-	-	-	10	-	-
Other	-	-	-	-	-	-	-	-	2
Loss (gain) on foreign currency transactions	1	11	(5)	14	2	(17)	5	5	(2)
Pension/OPEB/nonretirement postemployment benefits and long-term disability costs	22	23	28	25	23	22	19	15	13
Adjusted EBITDA - Adjusted for discontinued operations	$ 273	$ 193	$ 218	$ 262	$ 247	$ 167	$ 217	$ 291	$ 237
Adjusted EBITDA - As previously reported	279	200	225	267	251	172	225	295	240
Adjusted EBITDA - Impact of discontinued operations	$ (6)	$ (7)	$ (7)	$ (5)	$ (4)	$ (5)	$ (8)	$ (4)	$ (3)

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliations (Adjusted for Discontinued Operations)
(Unaudited; in millions)

	For the Three Months Ended								
	Dec. 31, 2011	Mar. 31, 2012	June 30, 2012	Sept. 30, 2012	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Dec. 31, 2013
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin									
Gross Profit - Adjusted for discontinued operations	$ 694	$ 603	$ 613	$ 638	$ 659	$ 579	$ 618	$ 674	$ 640
Gross Margin - Adjusted for discontinued operations	51.5%	49.5%	50.6%	51.4%	54.6%	53.3%	55.4%	57.7%	56.6%
Items excluded:									
Amortization of acquired technology intangible assets	50	49	47	46	22	14	13	14	14
Impairment of capitalized software development costs	-	-	2	4	-	-	1	-	-
Share-based compensation	1	1	1	1	1	-	2	2	3
Purchase accounting adjustments to revenue	-	1	1	1	-	-	1	-	-
Non-GAAP Gross Profit - Adjusted for discontinued operations	$ 745	$ 654	$ 664	$ 690	$ 682	$ 593	$ 635	$ 690	$ 657
Non-GAAP Gross Margin - Adjusted for discontinued operations	55.3%	53.6%	54.7%	55.6%	56.5%	54.6%	56.8%	59.0%	58.1%
Reconciliation of Non-GAAP Operating Income									
Operating Income (Loss) - Adjusted for discontinued operations	$ 75	$ (73)	$ 16	$ 71	$ 18	$ 12	$ 6	$ 109	$ 87
Percentage of Revenue	6%	-6%	1%	6%	1%	1%	1%	9%	8%
Items excluded:									
Amortization of acquired assets	107	105	104	103	80	71	70	70	72
Restructuring and impairment charges, net	21	90	21	15	84	18	63	35	7
Acquisition/integration-related costs	6	6	6	6	5	6	5	4	3
Share-based compensation	3	2	2	1	2	1	4	4	6
Impairment of capitalized software development costs	-	-	2	4	-	-	1	-	-
Incremental accelerated depreciation associated with vacating facilities	-	-	-	-	-	-	3	18	16
Other	-	-	-	-	-	-	-	-	2
Resolution of legal matters	-	-	-	-	-	-	10	-	-
Purchase accounting adjustments to revenue	-	1	1	1	-	-	1	-	-
Non-GAAP Operating Income - Adjusted for discontinued operations	$ 212	$ 131	$ 152	$ 201	$ 189	$ 108	$ 163	$ 240	$ 193
Percentage of Revenue	15.7%	10.7%	12.5%	16.2%	15.7%	9.9%	14.6%	20.5%	17.1%

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio (Adjusted for Discontinued Operations)
(Unaudited; in millions)

	For the Three Months Ended								
	Dec. 31, 2011	Mar. 31, 2012	June 30, 2012	Sept. 30, 2012	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Dec. 31, 2013
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products (Adjusted for discontinued operations)									
Revenue	$ 749	$ 637	$ 634	$ 652	$ 631	$ 529	$ 560	$ 617	$ 574
Costs (exclusive of amortization of acquired technology intangible assets)	311	280	271	283	261	236	234	232	228
Amortization of acquired technology intangible assets	50	49	47	46	22	14	13	14	14
Gross Profit	388	308	316	323	348	279	313	371	332
Gross Margin	51.8%	48.4%	49.8%	49.5%	55.2%	52.7%	55.9%	60.1%	57.8%
Items excluded:									
Amortization of technology intangible assets	50	49	47	46	22	14	13	14	14
Impairment of capitalized software development costs	-	-	2	4	-	-	1	-	-
Purchase accounting adjustments to revenue	-	1	1	1	-	-	1	-	-
Non-GAAP Gross Profit	$ 438	$ 358	$ 366	$ 374	$ 370	$ 293	$ 328	$ 385	$ 346
Non-GAAP Gross Margin	58.5%	56.1%	57.6%	57.3%	58.6%	55.4%	58.5%	62.4%	60.3%
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services (Adjusted for discontinued operations)									
Revenue	$ 598	$ 582	$ 578	$ 589	$ 576	$ 557	$ 556	$ 552	$ 557
Costs	292	287	281	274	265	257	251	249	249
GAAP Gross Profit	306	295	297	315	311	300	305	303	308
GAAP Gross Margin	51.2%	50.7%	51.4%	53.5%	54.0%	53.9%	54.9%	54.9%	55.3%
Items excluded:									
Share-based compensation	1	1	1	1	1	-	2	2	3
Non-GAAP Gross Profit	$ 307	$ 296	$ 298	$ 316	$ 312	$ 300	$ 307	$ 305	$ 311
Non-GAAP Gross Margin	51.3%	50.9%	51.6%	53.7%	54.2%	53.9%	55.2%	55.3%	55.8%